UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2005

CAMDEN SUMMIT PARTNERSHIP, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	000-22411	56-1857809

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Summit Properties Partnership, L.P.
309 E. Morehead Street, Suite 200, Charlotte, NC 28202
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement

     The information set forth in Item 5.02 is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders

     Effective February 28, 2005, Summit Properties Inc. (“Summit”), a Maryland corporation and the former general partner of Camden Summit Partnership, L.P. (f/k/a Summit Properties Partnership, L.P.), a Delaware limited partnership (the “Operating Partnership”), was merged (the “Merger”) with and into Camden Summit, Inc. (“Camden Summit”), a Delaware corporation and a wholly owned subsidiary of Camden Property Trust, a Texas real estate investment trust (“Camden”), pursuant to an Agreement and Plan of Merger, dated as of October 4, 2004, as amended (the “Merger Agreement”), among Camden, Camden Summit and Summit.

     Also on February 28, 2005, the offer (the “Exchange Offer”) to exchange the existing units of limited partnership interest in the Operating Partnership, which, prior to the Merger, were redeemable for one share of common stock of Summit, for $31.20 in cash, without interest (the “Cash Consideration”), or .6687 of a new unit (the “Unit Consideration”), which are redeemable for one Camden common share, was completed. Based on information provided by American Stock Transfer & Trust Company, the exchange agent for the Exchange Offer, 903,040 units were tendered in exchange for the Cash Consideration, 2,232,484 units were tendered in exchange for the Unit Consideration and 206,980 units were not tendered pursuant to the exchange offer (all of which were exchanged for the Unit Consideration). Upon the terms and subject to the conditions of the Exchange Offer, Camden issued 1,631,269.577 new units and $28,174,848.00 in exchange for the existing units.

     The Merger Agreement and Amendment Nos. 1 and 2 thereto, which have been filed as Exhibit 2.1 to the Current Report on Form 8-K of Camden dated October 5, 2004, October 6, 2004 and January 24, 2005, respectively, are incorporated herein by reference. The press release announcing the closing of the Merger and the completion of the Exchange Offer and the press release announcing the final stockholder and limited partner elections, which are filed as Exhibits 99.1 and 99.2 to this Report, respectively, are incorporated into this Item 3.03 by reference.

     Further effective on February 28, 2005, the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership (the “Amended Partnership Agreement”), a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, was approved and adopted and an Amendment to the Certificate of Limited Partnership of the Operating Partnership was filed with the Secretary of State of the State of Delaware changing the name of the Operating Partnership to “Camden Summit Partnership, L.P.” The rights of holders of units of limited partnership interest remain unchanged in a number of respects as a result of the Merger and the approval and adoption of the Amended Partnership Agreement. However, certain right relating to such units were modified, as described below:

BEFORE THE MERGER	AFTER THE MERGER

Issuance of Additional Units

The general partner is authorized to cause the Operating Partnership to issue additional units to the partners (including itself) for the consideration and on the terms and conditions that the general partner deems appropriate. These additional units may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights (including economic rights, such as the right to share in distributions and the allocation of partnership items), powers and duties as the general partner may determine in its sole and absolute discretion subject to Delaware law, provided that no additional partnership units may be issued to the general partner or a limited partner unless (i) the additional partnership units are issued in connection with the issuance of shares that have designations, rights and preferences such that the economic interests attributable to such shares are substantially similar to the designations, rights and preferences of the additional partnership units issued to the general partner and (ii) the general partner makes a capital contribution to the Operating Partnership in an amount equal to the proceeds it raised in connection with such issuance. In addition, the general partner cannot issue new common shares, or any securities convertible into new common shares, other than to all holders of common shares, unless the general partner causes the Operating Partnership to issue to the general partner partnership interests or securities convertible into partnership interests having designations, preferences and other rights such that the economic interests are substantially similar to those of the new securities and the general partner contributes the proceeds from the issuance of such new securities to the Operating Partnership.

No limited partner has any preemptive, preferential or other similar purchase right with

The general partner is authorized to cause the Operating Partnership to issue additional units to the partners (including itself) for the consideration and on the terms and conditions that the general partner deems appropriate. These additional units may be issued in one or more classes, or one or more series of any such classes, with such designations, preferences, rights (including economic rights, such as the right to share in distributions and the allocation of partnership items), powers and duties as the general partner may determine in its sole and absolute discretion subject to Delaware law, subject to the limitation described below.

No partnership unit or partnership interest may be issued to Camden, the general partner or one or more of its subsidiaries or affiliates unless:

•	Camden, the general partner or the applicable subsidiary or affiliate makes a capital contribution to the operating partnership in an amount equal to the fair market value of such partnership unit or partnership interest (as determined in good faith by the general partner); or

•	the additional partnership units or partnership interests are issued to all partners in proportion to their respective percentage interests.

In addition, no partnership units or partnership interests may be issued to Camden, the general partner or a subsidiary or affiliate thereof if such partnership units or partnership interests (i) would have distribution rights that are senior to the distributions of the limited partners currently holding common units or (ii) would have rights to net losses that would result in a change in the priority of allocation of net losses as set forth in the new partnership agreement in a manner that adversely affects

BEFORE THE MERGER	AFTER THE MERGER

respect to additional capital contributions to the Operating Partnership or the issuance or sale of any partnership units.

the limited partners currently holding common units.

No limited partner has any preemptive, preferential or other similar purchase right with respect to additional capital contributions to the Operating Partnership or the issuance or sale of any partnership units.

Operating Distributions

Subject to certain exceptions, the general partner generally must, at least on a quarterly basis, distribute 100% of the available cash generated by the Operating Partnership during such quarter or shorter period to the holders of units who are partners on the record date set by the Operating Partnership for such distributions.

Subject to certain exceptions, the general partner generally must, at least on a quarterly basis, distribute 100% of the available cash generated by the Operating Partnership during such quarter or shorter period as follows:

•	first, to the common unitholders (other than the general partner, Camden or any of their subsidiaries or affiliates) who are partners on the applicable record date, the pro rata amount of any cumulative unpaid accrued return equal to the prime rate of interest plus 5% with respect to such common unitholders’ cumulative unpaid priority distribution amount until such unpaid accrued return is reduced to zero;

•	second, to the common unitholders (other than the general partner, Camden or any of their subsidiaries or affiliates) who are partners on the applicable record date, the pro rata amount of any cumulative unpaid priority distribution amount until such unpaid priority distribution amount is reduced to zero;

•	third, to the common unitholders (other than the general partner, Camden or any of their subsidiaries or affiliates) who are partners on the applicable record date, the pro rata amount of the priority distribution amount (generally equal to the amount of dividends that a holder of common units would receive if it held an equivalent amount of Camden common shares, based on the then-applicable conversion factor)

BEFORE THE MERGER	AFTER THE MERGER

     due to such common unitholder; and

•	thereafter, 100% to the general partner, Camden or any of their subsidiaries or affiliates, pro rata in proportion to the common units held by the general partner, Camden or any of their subsidiaries or affiliates.

No partner will receive any distributions with respect to any cumulative unpaid accrued return attributable to a failure of the partner to receive any priority distribution amount due to its failure to provide the general partner with accurate information regarding its address for payment of distributions.

The payment of any subordinated amounts, which include payments of principal or interest on debt, reimbursement of expenses and compensation for services rendered, by the Operating Partnership to the general partner or Camden or its subsidiaries or affiliates is subordinated to the cumulative accrued return amounts and cumulative unpaid priority distribution amounts of the holders of common units (other than Camden, the general partner and their subsidiaries and affiliates). The general partner and its affiliates may receive reasonable compensation for services rendered to the Operating Partnership.

Allocations of Partnership Income and Loss

After reversing prior allocations of net losses to the partners and allocations of net income to holders of preferred units in accordance with the rights of each such class of preferred units, net income is generally allocated to the holders of common units pro rata to each class of common units in accordance with the terms of each such class (and within each class pro rata in proportion to the common units held by each partner).

Net losses are allocated as follows:

•	first, to holders of common units (pro rata

After reversing prior allocations of net losses to the partners and allocations of net income to holders of preferred units in accordance with the rights of each such class of preferred units, net income is allocated as follows:

•	first, to the holders of common units pro rata in proportion to the distributions received by the holders of common units for the current taxable year or other taxable period (provided that the general partner may elect to treat any distribution received by the partners on or before the thirtieth day following the end of any taxable year

BEFORE THE MERGER	AFTER THE MERGER

in proportion to the common units held by them) until their adjusted capital accounts are reduced to zero;

•	second, to the holders of preferred units in accordance with the rights of each class of preferred units until their adjusted capital accounts are reduced to zero; and

•	third, to the general partner.

or other taxable period as having been received by the partners in such taxable year or other period); and

•	second, to the general partner, Camden and their subsidiaries and affiliates.

Net losses are allocated as follows:

•	first, to the general partner and Camden to reverse prior excess net income allocations, which are allocations of net income in the second tier of the net income allocations described above;

•	second, to the holders of common units (pro rata in proportion to the common units held by them) until their adjusted capital accounts are reduced to zero;

•	third, to the holders of preferred units in accordance with the rights of each class of preferred units until their adjusted capital accounts are reduced to zero; and

•	fourth, to the general partner.

Upon the liquidation of the Operating Partnership, items of income, gain loss or deduction are specially allocated to the partners as required to cause the capital account of each limited partner other than the general partner, Camden or their affiliates to equal the value of the Camden common shares into which such limited partner’s common units may be converted pursuant to the redemption right as determined immediately following the merger plus a return thereon that results in an 8% internal rate of return.

Redemption Rights

Limited partners have the right, prior to the liquidation of the Operating Partnership, to require the Operating Partnership to redeem all or a portion of their respective units for either (i) cash or (ii) at the general partner’s election, shares of Summit common stock on a one-for-one basis, subject to adjustment in the event of

Limited partners have the right, prior to the expiration of the 30-day period following delivery by the general partner of notice of the occurrence of a liquidating event, to require the Operating Partnership to redeem all or a portion of their respective units for either (i) cash or (ii) Camden common shares on a

BEFORE THE MERGER	AFTER THE MERGER

stock splits, stock dividends, and similar events. The cash redemption amount per unit is based on an average market price of Summit common stock at the time of redemption. A limited partner may not exercise the redemption right for less than 1,000 partnership units or, if the limited partner holds less than 1,000 partnership units, all of the partnership units held by such limited partner, and no limited partner may exercise the redemption right if delivery of Summit common shares would be prohibited by Summit’s articles of incorporation.

one-for-one basis, subject to adjustment in the event of share splits, share dividends, and similar events, as determined by the Operating Partnership or Camden. The cash redemption amount per unit is based on an average market price of Camden common shares at the time of redemption. A limited partner may not exercise the redemption right for less than 2,000 partnership units or, if the limited partner holds less than 2,000 partnership units, all of the partnership units held by such limited partner, and no limited partner may exercise the redemption right if delivery of Camden common shares would be prohibited by Camden’s declaration of trust. To the extent that Camden elects to purchase any common units of a limited partner exercising its redemption right, Camden will become the holder of such common units for all purposes except that Camden will not be entitled to receive any priority distribution amounts, cumulative unpaid accrued return amounts or cumulative unpaid priority distribution amounts with respect to such common units.

Each limited partner that exercises its redemption right must deliver its respective common units to the Operating Partnership or Camden, as applicable, free and clear of all liens, encumbrances, liabilities, claims or charges of any kind. Neither the Operating Partnership nor Camden will be under any obligation to acquire common units upon a limited partner’s exercise of its redemption right to the extent that any such common units are subject to any liens, encumbrances, liabilities, claims or charges of any kind or in the event that the limited partner fails to give the Operating Partnership and Camden adequate assurances that the common units are not subject to any liens, encumbrances, liabilities, claims or changes of any kind.

In connection with the exercise of a redemption right by a limited partner, the Operating Partnership or Camden, as

BEFORE THE MERGER	AFTER THE MERGER

applicable, may redeem common units for either cash or Camden common shares, but not a combination of the two, except that the Operating Partnership may deliver cash in lieu of a fractional Camden common share even in cases in which the limited partner otherwise receives Camden common shares for its common units.

Extraordinary Transactions

The following events are deemed to be “triggering events”:

•	if Summit consolidates with, or merges into, any other person, and Summit is not the continuing or surviving corporation of such consolidation or merger;

•	if any person consolidates with, or merges into, Summit, and Summit is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Summit common stock are converted into stock or other securities of any other person or cash or any other property;

•	if any person becomes the beneficial owner of 33.3% or more of the then-outstanding shares of Summit common stock; or

•	if Summit sells or otherwise transfers (or one or more of its subsidiaries sells or otherwise transfers) to any person or persons, in one or more transactions, assets aggregating more than 50% of the value of the assets of Summit or the Operating Partnership.

Summit is prohibited from entering into a transaction which would result in a triggering event unless Summit complies with the following terms and conditions of the existing partnership agreement unless such terms and conditions are waived by the consent of limited partners holding a majority of the limited

The following events will be deemed to be “triggering events”:

•	if Camden consolidates with, or merges into, any other person, and Camden is not the surviving entity;

•	if Camden engages in a “going private” transaction under the Exchange Act;

•	if any person becomes the beneficial owner of 33.3% or more of the then-outstanding Camden common shares;

•	if any person consolidates with, or merges into, Camden, and Camden is the surviving entity and, in connection with such merger or consolidation, all or portion of the outstanding Camden common shares are converted into stock or other securities of any other person or cash or other property; or

•	if Camden sells or otherwise transfers (or one or more of its subsidiaries sells or otherwise transfers) to any person or persons, in one or more transactions, assets aggregating more than 50% of the value of the assets of Camden and its subsidiaries as a whole.

In the event that Camden proposes to engage in a transaction that constitutes a triggering event, the prior consent of the partners holding a majority of the percentage interests of the limited partners (excluding the general partner,

BEFORE THE MERGER

partner interests, excluding those held by Summit:

•	first, if on the day immediately prior to a triggering event, the company issuing securities in exchange for Summit common stock is qualified as a REIT, then, substantially contemporaneously with such triggering event, Summit, such company and its affiliates will enter into additional transactions so as to cause substantially all of the assets of Summit and such company to be owned, leased or held, directly or indirectly, by a single operating partnership in which each limited partner holds one partnership unit having the rights specified by the existing partnership agreement for each unit held by such limited partner immediately prior to such triggering event and the partnership agreement of the resulting operating partnership must be in a form no less favorable to each of the limited partners than the existing partnership agreement;

•	second, from and after a triggering event, Summit may not take any action (with some exceptions), if such action would result in any limited partner realizing a taxable gain, without the prior written consent of limited partners holding a majority of the limited partner interests (excluding those held by Summit); provided, however, this consent is not required if the surviving company after the triggering event or Summit, or both, agree, in writing, to indemnify each of the limited partners against any taxes that the limited partners might incur a result of such action or inaction; and

•	third, from and after a triggering event, in the event a dividend or distribution consisting of cash or property or both is paid by the surviving company in respect of the replacement shares (generally, the

AFTER THE MERGER

Camden and any Camden subsidiary) will be required unless the issuer of replacement shares agrees to provide the limited partners (other than the general partner, Camden or any affiliate thereof) with economic rights that are identical to the economic rights provided pursuant to the new partnership agreement (or adjusted to reflect any applicable change in the issuer of shares for which units maybe exchanged or a change in the capital structure of Camden).

The general partner will not cause the Operating Partnership to merge or consolidate with any entity without the consent of limited partners holding a majority of the percentage interests of the limited partners (other than limited partner interests held by the general partner, Camden or any subsidiary or affiliate of Camden), except in a transaction in which the Summit limited partners are granted economic rights that are identical to their economic rights under the new partnership agreement (as adjusted to reflect any applicable change in the issuer of the shares or securities for which the units may be exchanged or other changes in the outstanding securities or capital structure of the Operating Partnership or Camden).

BEFORE THE MERGER

common stock issued in exchange for Summit common stock), Summit must cause the Operating Partnership to distribute, in respect of each existing unit, the same amount of cash or property the holder of an existing common unit would have received had such holder exercised its redemption right and received such common stock prior to the dividend or distribution.

The approval of the new partnership agreement by the holders of at least a majority of the outstanding common units, other than Summit, will constitute of waiver of the provisions described above.

AFTER THE MERGER

Transfers of Partnership Interests by the General Partner

The general partner may not:

•	transfer any of its general partnership interest or withdraw as general partner; or

•	transfer any of its limited partnership interest unless limited partners holding a majority of the percentage interests of the limited partners (excluding those held by Summit) consent to such transfer or withdrawal or such transfer is to a wholly-owned subsidiary of Summit that is a qualified REIT subsidiary.

The general partner may not:

•	transfer any of its general partnership interest or withdraw as general partner; or

•	transfer any of its limited partnership interest if such transfer would result in the general partner and its subsidiaries directly or indirectly owning less than 50% of the outstanding common units,

unless limited partners holding a majority of the percentage interests of the limited partners (excluding those held by the general partner, Camden or any subsidiary or affiliate of Camden) consent to such transfer or withdrawal or such transfer is to Camden or a direct or indirect wholly-owned subsidiary of Camden.

In addition, Camden cannot directly or indirectly own less than 100% of the capital stock of the general partner or directly or indirectly control less than all of the voting securities of the general partner unless limited partners holding a majority of the percentage interests of the limited partners (excluding those held by the general partner, Camden or any subsidiary or affiliate of Camden) consent

BEFORE THE MERGER

AFTER THE MERGER

to the related transfer of such interests.

Amendments to the Partnership Agreement

Amendments to the existing partnership agreement may be proposed by Summit or any limited partner holding 20% or more of the partnership interests. In general, the existing partnership agreement may be amended with the consent of the general partner and partners holding a majority of the percentage interests of the limited partners (including those held by Summit).

Certain amendments that would, among other things, convert a limited partner’s interest into a general partner interest, modify the limited liability of a limited partner in a manner adverse to such limited partner, alter the rights of a partner to receive distributions or allocations (other than in connection with the issuance of additional interests in the Operating Partnership), alter or modify the redemption right of a partner in a manner adverse to such partner or cause the termination of the Operating Partnership prior to the time set forth in the existing partnership agreement, require the consent of each limited partner that would be adversely affected by such an amendment. Any amendment to the sections of the existing partnership agreement related to the issuance of additional partnership interests, the outside activities of the general partner, contracts with affiliates, transfers of the general partner’s general or limited partner interests or with respect to the meetings of the partners requires the consent of limited partners holding a majority of the percentage interests of the limited partners (excluding those held by Summit).

Notwithstanding the foregoing, the general partner has the power, without the consent of the limited partners, to amend the existing partnership agreement to:

•	add to the general partner’s obligations or

Amendments to the new partnership agreement may be proposed by the general partner or any limited partner holding 20% or more of the partnership interests. In general, the new partnership agreement may be amended with the consent of the general partner and partners holding a majority of the percentage interests of the limited partners (including those held by the general partner, Camden or any of their respective subsidiaries or affiliates).

Certain amendments that would, among other things, convert a limited partner’s interest into a general partner interest, modify the limited liability of a limited partner in a manner adverse to such limited partner, alter the rights of a partner to receive distributions or allocations (other than in connection with the issuance of additional interests in the Operating Partnership), except as permitted by the provisions of the new partnership agreement regarding triggering events, alter or modify the redemption right of a partner in a manner adverse to such partner or cause the termination of the Operating Partnership prior to the time set forth in the new partnership agreement require the consent of each limited partner that would be adversely affected by such an amendment. Any amendment to the sections of the new partnership agreement related to the issuance of additional partnership interests, the outside activities of the general partner, contracts with affiliates, transfers of the general partner’s general or limited partner interests or with respect to the meetings of the partners requires the consent of limited partners holding a majority of the percentage interests of the limited partners (excluding those held by the general partner, Camden and any Camden subsidiary).

Notwithstanding the foregoing, the general partner has the power, without the consent of

BEFORE THE MERGER

surrender any right or power granted to the general partner or any of its affiliates for the benefit of the limited partners;

•	reflect the admission, substitution, termination or withdrawal of partners in accordance with the existing partnership agreement;

•	set forth the designations, rights, powers, duties and preferences of the holders of any additional partnership interests issued pursuant to the existing partnership agreement;

•	reflect a change that is of an inconsequential nature and does not adversely affect the limited partners in any material respect, or to cure any ambiguity, correct or supplement any provision of the existing partnership agreement not inconsistent with law or other provisions, or to make other changes with respect to matters arising under the existing partnership agreement that will not be inconsistent with law or with the provisions of the existing partnership agreement;

•	satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law; or

modify, as required by the Department of Housing and Urban Development, or HUD, or any successor department, agency or delegee, provisions of the existing partnership agreement related to HUD insured loans in connection with the acquisition of any properties subject to loans held by or insured by HUD or in obtaining such financing.

AFTER THE MERGER

the limited partners, to amend the new partnership agreement to:

•	add to the general partner’s obligations or surrender any right or power granted to the general partner or any of its affiliates for the benefit of the limited partners;

•	reflect the admission, substitution, termination or withdrawal of partners in accordance with the new partnership agreement;

•	set forth the designations, rights, powers, duties and preferences of the holders of any additional partnership interests issued pursuant to the new partnership agreement;

•	reflect a change that is of an inconsequential nature and does not adversely affect the limited partners in any material respect, or to cure any ambiguity, correct or supplement any provision of the new partnership agreement not inconsistent with law or other provisions, or to make other changes with respect to matters arising under the new partnership agreement that will not be inconsistent with law or with the provisions of the new partnership agreement; or

•	satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

Liquidation of the Operating Partnership

The Operating Partnership will be dissolved and its affairs wound up upon the following events:

The Operating Partnership will be dissolved and its affairs wound up upon the following events:

BEFORE THE MERGER

•	expiration of its term;

•	withdrawal of the general partner, unless a majority in interest of the remaining partners elect to continue the Operating Partnership and appoint a successor general partner;

•	from the effective date of the existing partnership agreement through December 31, 2053, an election to dissolve the Operating Partnership is made by the general partner and approved by partners holding 85% of the percentage interest of the limited partners, including percentage interests held by Summit;

•	on or after January 1, 2054, an election to dissolve the Operating Partnership is made by the general partner in its sole and absolute discretion;

•	the entry of a decree of judicial dissolution with respect to the Operating Partnership;

•	the sale of all or substantially all of the assets or properties of the Operating Partnership; and

•	the bankruptcy of the general partner (subject to the right of the remaining partners to continue the Operating Partnership and appoint a successor general partner).

AFTER THE MERGER

•	expiration of its term;

•	withdrawal of the general partner, unless a majority in interest of the remaining partners elect to continue the Operating Partnership and appoint a successor general partner;

•	an election to dissolve the Operating Partnership is made by the general partner and approved by partners holding a majority of the percentage interests of the limited partners, other than percentage interests held by the general partner, Camden or any subsidiary or affiliate of Camden;

•	the entry of a decree of judicial dissolution with respect to the Operating Partnership;

•	the sale of all or substantially all of the assets or properties of the Operating Partnership; or

•	the bankruptcy of the general partner (subject to the right of the remaining partners to continue the Operating Partnership and appoint a successor general partner).

Liquidating Distributions

Upon the liquidation of the Operating Partnership, distributions will be made as follows:

•	first, to pay all of the Operating Partnership’s debts and liabilities to creditors other than partners;

•	second, to pay all of the Operating Partnership’s debts and liabilities to the general partner;

•	third, to pay all of the Operating

Upon the liquidation of the Operating Partnership, distributions will be made as follows:

•	first to pay all of the Operating Partnership’s debts and liabilities to creditors other than partners;

•	second, to the Summit limited partners in proportion to and up to the amount of their capital accounts after crediting to their capital accounts a special allocation of income as required to ensure that each

BEFORE THE MERGER

Partnership’s debts and liabilities to the other partners; and

•	fourth, to the partners in accordance with their capital accounts.

AFTER THE MERGER

Summit limited partner’s capital account balance is equal to the value of the Camden common shares into which the Summit limited partner’s common units may be converted pursuant to the redemption right as determined immediately following the merger plus a return thereon that results in an 8% internal rate of return;

•	third, to pay the Operating Partnership’s debts and liabilities to the general partner;

•	fourth, to pay the Operating Partnership’s debts and liabilities to the other partners; and

•	fifth, the balance to the general partner and the limited partners (other than the Summit limited partners) in accordance with their capital accounts.

Additional Tax Matters

The general partner may but is under no obligation to take into account the tax consequence to any partner of any action taken by it (provided that if the general partner decides to refinance any indebtedness of the Operating Partnership, it will use reasonable efforts to structure the refinancing in a way that minimizes adverse tax consequences to the limited partners, and provided further that in deciding whether to dispose of a property that represents more than 1% of the Operating Partnership’s total assets, the general partner will consider in good faith the income tax consequences of such disposition for both the general partner and the limited partners.

In general, the general partner will, in its sole discretion, determine whether to make any tax election on behalf of the Operating Partnership. In making tax elections, the general partner will take into account the tax consequences to the limited partners of such election. The general partner will make tax elections on behalf of the Operating Partnership as requested by limited partners holding a majority in interest of the percentage interests

Except as otherwise agreed to in a separate written agreement between the general partner and one or more limited partners, the general partner may but is under no obligation to take into account the tax consequences to any partner of any action taken by it.

In general, subject to the terms of any written agreement between the general partner and one or more limited partners, the general partner will, in its sole discretion, determine whether to make or revoke tax elections on behalf of the Operating Partnership. See “Ancillary Agreements—Tax, Asset and Income Support Agreement,” for a description of the obligation of the Operating Partnership to elect to use the “traditional method” under Section 704(c) of the Internal Revenue Code.

BEFORE THE MERGER

of the limited partners (excluding limited partner interests held by Summit), as long as such elections are not adverse to the interests of the general partner. The general partner can revoke any tax elections upon its determination that the revocation is in the best interests of the partners.

AFTER THE MERGER

Item 5.01 Changes in Control of Registrant

     The consummation of the Merger effected a change in control of Summit. Prior to the effective time of Merger, Summit was the general partner of the Operating Partnership and held 348,086 general partner units, representing a 1% general partnership interest, and 31,117,541 limited partner units, representing an 89.4% limited partnership interest. The remaining 3,342,504 limited partner units were held by the outside limited partners. After the Merger, Camden Summit is the general partner of the Operating Partnership and holds 232,765.108 general partner units, representing a 1% general partnership interest, and 20,808,299.667 limited partner units, representing a 91.8% limited partnership interest. The remaining 1,631,269.577 units, representing a 7.2% limited partner interest, are held by the outside limited partners.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Pursuant to the Merger Agreement, effective March 2, 2005, William B. McGuire, Jr. and William F. Paulsen, each of whom formerly served as a director of Summit, were appointed to the Board of Trust Managers of Camden. Camden is the parent of Camden Summit, which is the general partner of the Operating Partnership.

     Prior to the completion of the Exchange Offer, Messrs. McGuire and Paulsen owned 620,313 and 596,045 units of limited partnership interest in the Operating Partnership, which were exchanged in the Exchange Offer for 414,803.303 and 398,575.292 units, respectively. In his capacity as a limited partner of the Operating Partnership, on February 28, 2005, each of Messrs. McGuire and Paulsen entered into the Amended Partnership Agreement that will govern the Operating Partnership, a Registration Rights Agreement pursuant to which Camden has agreed to register common shares into which such units are exchangeable and a Tax, Asset and Income Support Agreement that will prevent the Operating Partnership from selling protected assets under certain circumstances if the limited partners would recognize a taxable gain in such a disposition, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Report, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit
Number	Title
4.1	Form of Second Amended and Restated Agreement of Limited Partnership of Camden Summit Partnership, L.P. among Camden Summit, Inc., as general partner, and the persons whose names are set forth on Exhibit A thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

4.2	Form of Registration Rights Agreement between Camden Property Trust and the holders named therein. Incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-4 of Camden Property Trust filed on November 24, 2004.

4.3	Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who have executed a signature page thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 of Camden Property Trust (Registration No. 333-120733) filed on November 24, 2004.

4.4	Form of Certificate of Amendment to Certificate of Limited Partnership of Summit Properties Partnership, L.P.

10.1	Agreement and Plan of Merger, dated as of October 4, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 5, 2004 (File No. 1-12110).

10.2	Amendment No. 1 to Agreement and Plan of Merger, dated October 6, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 6, 2004 (File No. 1-12110).

10.3	Amendment No. 2 to Agreement and Plan of Merger, dated January 24, 2005, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on January 24, 2005 (File No. 1-12110).

99.1	Press release dated February 28, 2005. Incorporated by reference from Exhibit (a)(5)(C) to Amendment No. 2 to Schedule TO of Camden Summit Partnership, L.P. (File No. 005-53141) filed on March 1, 2005.

99.2	Press release dated March 2, 2005. Incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K of Camden Property Trust filed on March 4, 2005 (File No. 1-12110).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2005

CAMDEN SUMMIT PROPERTIES PARTNERSHIP, L.P.

By:	Camden Summit, Inc., its general partner

	By:	/s/ Dennis M. Steen

Dennis M. Steen
Senior Vice President — Finance,
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Title
4.1	Form of Second Amended and Restated Agreement of Limited Partnership of Camden Summit Partnership, L.P. among Camden Summit, Inc., as general partner, and the persons whose names are set forth on Exhibit A thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

4.2	Form of Registration Rights Agreement between Camden Property Trust and the holders named therein. Incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-4 of Camden Property Trust filed on November 24, 2004.

4.3	Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who have executed a signature page thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 of Camden Property Trust (Registration No. 333-120733) filed on November 24, 2004.

4.4	Form of Certificate of Amendment to Certificate of Limited Partnership of Summit Properties Partnership, L.P.

10.1	Agreement and Plan of Merger, dated as of October 4, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 5, 2004 (File No. 1-12110).

10.2	Amendment No. 1 to Agreement and Plan of Merger, dated October 6, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 6, 2004 (File No. 1-12110).

10.3	Amendment No. 2 to Agreement and Plan of Merger, dated January 24, 2005, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on January 24, 2005 (File No. 1-12110).

99.1	Press release dated February 28, 2005. Incorporated by reference from Exhibit (a)(5)(C) to Amendment No. 2 to Schedule TO of Camden Summit Partnership, L.P. (File No. 005-53141) filed on March 1, 2005.

99.2	Press release dated March 2, 2005. Incorporated by reference from Exhibit 99.1 to the Current Report on Form 8-K of Camden Property Trust filed on March 4, 2005 (File No. 1-12110).